UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2021

General Entertainment Ventures, Inc.

(Exact name of registrant as specified in its charter)

Delaware	033-55254-38	87-0485313
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 N. Broad Street

Middletown, DE 19709

(Address of principal executive offices) (zip code)

908-312-1014

(Registrant’s telephone number, including area code)

General Environmental Management, Inc.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered

None	None

Item 8.01. Other Events

On April 10, 2021 the Company approved a merger under Delaware 251(g) whereby the surviving entity became General Entertainment Ventures Inc.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 10, 2021
3.1	Unanimous Consents, Certificate of Merger, Consent, Certificate of Incorporation Certificate of Designation
3.2	Bylaws, dated March 31, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Entertainment Ventures, Inc.

Date: May 17, 2021	By:	/s/ Jason Tucker
Chief Executive Officer

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